UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2012 (December 27, 2012)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced on July 19, 2012, Georgia Gulf Corporation, a Delaware corporation (“Georgia Gulf”) and PPG Industries, Inc., a Pennsylvania corporation (“PPG”), entered into an Agreement and Plan of Merger, dated as of July 18, 2012 (as amended, the “Merger Agreement”), by and among Georgia Gulf, PPG, Eagle Spinco Inc., a Delaware corporation and a wholly-owned subsidiary of PPG (“Splitco”) and Grizzly Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Georgia Gulf (“Merger Sub”). In addition, PPG and Splitco entered into a Separation Agreement, dated as of July 18, 2012 (the “Separation Agreement”), which together with the Merger Agreement provides for the combination of Georgia Gulf’s business and substantially all of the assets and liabilities of the business of PPG relating to the production of chlorine, caustic soda and related chemicals to be transferred to Splitco (the “PPG Chlor-alkali and Derivatives Business”). In connection with the transactions, PPG is offering to PPG shareholders the right to exchange all or a portion of their shares of PPG common stock, par value $1.66 2/3 per share, for shares of Splitco common stock, par value $0.001 per share, at a discount to the per-share value of Georgia Gulf common stock, par value $0.01 per share, in an exchange offer. Immediately after the consummation of the exchange offer, Merger Sub will merge with and into Splitco, whereby the separate corporate existence of Merger Sub will cease and Splitco will continue as the surviving company and as a wholly-owned subsidiary of Georgia Gulf (the “Merger”). In the Merger, each share of Splitco common stock will be converted into the right to receive Georgia Gulf common stock based on the exchange ratio set forth in the Merger Agreement.

On December 27, 2012, PPG announced that it has commenced an exchange offer for PPG common stock in the Merger. PPG’s shareholders who exchange their shares of PPG common stock for shares of Splitco common stock are expected to receive approximately $1.11 of Georgia Gulf common stock for every $1.00 of PPG common stock tendered, subject to the upper limit described below. The exchange offer and withdrawal rights will expire at 8:00 a.m., New York City time, on January 28, 2013, unless the exchange offer is terminated or extended, after which expiration the parties expect to consummate the Merger. The transactions are subject to customary closing conditions, including Georgia Gulf stockholder approval.

PPG currently expects to issue approximately 35,236,010 shares of Splitco common stock in the exchange offer. However, the number of shares of PPG common stock that will be accepted will depend on the final exchange ratio, the number of shares of Splitco common stock offered and the number of shares of PPG common stock tendered. If the exchange offer is consummated but not fully subscribed, then the remaining shares of Splitco common stock owned by PPG will be distributed as a pro rata dividend to PPG shareholders whose shares of PPG common stock remain outstanding and have not been accepted for exchange in the exchange offer. Any PPG shareholder who validly tenders (and does not properly withdraw) shares of PPG common stock for shares of Splitco common stock in the exchange offer will waive their rights with respect to such shares to receive, and forfeit any rights to, shares of Splitco common stock distributed on a pro rata basis to PPG shareholders in the event the exchange offer is not fully subscribed.

Calculation of Per-Share Value

PPG will determine the prices at which shares of PPG common stock and shares of Splitco common stock (and ultimately Georgia Gulf common stock) will be exchanged by reference to the simple arithmetic average of the daily volume-weighted average prices of PPG common stock and Georgia Gulf common stock, respectively, on the New York Stock Exchange on each of the last three trading days of the exchange offer.

The exchange offer is designed to permit PPG shareholders to exchange their shares of PPG common stock for shares of Splitco common stock at a discount of 10 percent to the per-share value of Georgia Gulf common stock, subject to an upper limit of 3.9745 shares of Splitco common stock per share of PPG common stock. The Splitco common stock will then automatically convert into the right to receive one share of Georgia Gulf common stock following the Merger. The shares of Georgia Gulf common stock issued in this Merger are expected to represent approximately 50.5 percent of the Georgia Gulf common stock that will be outstanding after the Merger.

If the exchange ratio upper limit of 3.9745 shares of Splitco common stock per share of PPG common stock is reached, then the exchange offer will be subject to a mandatory extension of two trading days, as is described in the exchange offer materials being sent to PPG shareholders.

Safe Harbor

This communication contains certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions, or events, including with respect to the proposed separation of the PPG Chlor-alkali and Derivatives Business from PPG, the Merger and the exchange offer, generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the Merger and the exchange offer. These statements are based on the current expectations of the management of Georgia Gulf. There are a number of risks and uncertainties that could cause Georgia Gulf’s actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include, but are not limited to, risks relating to (i) Georgia Gulf’s ability to obtain requisite stockholder approval to complete the Merger, (ii) PPG being unable to obtain necessary regulatory approvals required to complete the Merger, or such required approvals delaying the Merger or resulting in the imposition of conditions that could have a material adverse effect on the combined company or causing the companies to abandon the Merger, (iii) other conditions to the closing of the Merger not being satisfied and (iv) a material adverse change, event or occurrence affecting Georgia Gulf or the PPG Chlor-alkali and Derivatives Business prior to the closing of the Merger delaying the Merger or causing the companies to abandon the Merger.

In light of these risks, uncertainties, assumptions, and factors, the forward-looking events discussed in this communication may not occur. Other unknown or unpredictable factors could also have a material adverse effect on Georgia Gulf’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Georgia Gulf and its business, see Georgia Gulf’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and subsequent filings with the Securities and Exchange Commission (the “SEC”). As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Georgia Gulf does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.

Additional Information and Where to Find it

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so. In connection with the Merger, Georgia Gulf filed a definitive proxy statement on Schedule 14A with the SEC on December 6, 2012, which was sent to stockholders of Georgia Gulf seeking approval for the issuance of shares of Georgia Gulf common stock in connection with the Merger and the other matters described in the definitive proxy statement. In addition, Georgia Gulf has filed a registration statement (including a prospectus) on Form S-4 (File No. 333-183724) with the SEC relating to the Merger. The registration statement has been declared effective. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE PROSPECTUS FORMING PART OF THE REGISTRATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, THE PPG CHLOR-ALKALI AND DERIVATIVES BUSINESS AND THE MERGER. Investors and security holders will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and definitive proxy statement may be obtained free of charge by accessing Georgia Gulf’s website at www.GGC.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link, or upon written request to Georgia Gulf at 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346, Attention: Investor Relations. Stockholders may also read and copy any reports, statements and other information filed by Georgia Gulf with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Georgia Gulf, PPG, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the Merger under the rules of the SEC. Information regarding Georgia Gulf’s directors and executive officers is available in its Georgia Gulf’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on February 24, 2012, and in its definitive proxy statement, filed with the SEC on April 16, 2012, in connection with its 2012 annual meeting of stockholders. Information regarding PPG’s directors and executive officers is available in PPG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on February 16, 2012, and in its definitive proxy statement, filed with the SEC on March 8, 2012, in connection with its 2012 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise is contained in the Georgia Gulf registration statement on Form S-4 (File No. 333-183724) and the prospectus that is a part thereof and the Georgia Gulf definitive proxy statement on Schedule 14A filed with the SEC on December 6, 2012, and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

Date: December 27, 2012	By:	/s/ Timothy Mann, Jr.
Timothy Mann, Jr.
Executive Vice President, General Counsel and
Secretary